UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

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Venture Global, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-42486	93-3539083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 19th Street North, Suite 1500 Arlington, VA	22209
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 759-6740

Not Applicable

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	VG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) Venture Global, Inc. (the “Company”) held its 2025 Annual Meeting of Shareholders on May 21, 2025. For more information on the following proposals, see the Company’s proxy statement for the 2025 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on April 3, 2025 (the “2025 Proxy Statement”).

(b) The final voting results of the matters presented at the 2025 Annual Meeting of Shareholders are set forth below.

1. Proposal 1 - Election of Directors.

Shareholders elected all 7 director nominees named in the 2025 Proxy Statement to the Company’s Board of Directors (the “Board”) to serve until the Company’s 2026 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified, or until such director’s earlier death, disqualification, resignation or removal.

Director Nominee	For	Withheld	Broker Non-Votes
Roderick Christie	20,077,002,558	6,696,332	15,034,516
Sari Granat	20,059,756,010	23,942,880	15,034,516
Andrew Orekar	20,077,001,243	6,697,647	15,034,516
Robert Pender	20,059,039,112	24,659,778	15,034,516
Thomas J. Reid	20,076,945,436	6,753,454	15,034,516
Michael Sabel	20,059,160,842	24,538,048	15,034,516
Jimmy Staton	20,076,983,964	6,714,926	15,034,516

2. Proposal 2 – Ratification of Selection of the Company’s Independent Registered Public Accounting Firm for 2025.

Shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2025.

For	Against	Abstain	Broker Non-Votes
20,098,361,181	245,163	127,062	0

3. Proposal 3 – Advisory Vote on Executive Compensation.

Shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
20,076,330,631	7,165,484	202,775	15,034,516

4. Proposal 4 - Advisory Vote to Determine the Frequency of Future Advisory Votes on Executive Compensation.

Shareholders approved, on a non-binding advisory basis, every 3 years as the frequency of future advisory votes on the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
35,385,714	140,352	20,047,990,743	182,081	15,034,516

In light of the preference expressed by the Company’s shareholders through their advisory votes on Proposal 4 as described above, the Board has determined that the Company will hold future advisory votes on the compensation of the Company’s named executive officers once every 3 years, until the next advisory vote on the frequency of future advisory votes on named executive officers compensation, which is expected to be held at the Company’s 2031 Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Venture Global, Inc.

Dated: May 21, 2025
	By:	/s/ Jonathan Thayer
Jonathan Thayer
Chief Financial Officer